Exhibit 10.1 - 2006 Bonus Criteria for Named Executive Officers

                  Bonus Criteria
                  ("Named Executive Officers")

                                   ----------

                  Chief Executive Officer and President
                  Fiscal Year 2006
                  Bonus Plan

                        The bonus plan is a curve resulting in a bonus of up to
                  75% of base salary tied to meeting certain target increases in EPS performance and revenue growth during the 2006 fiscal year.

                                   ----------

                   President NextGen Healthcare Information Systems Division Fiscal Year 2006
                   Bonus Plan

                  Bonus based on a formula incorporating NextGen divisional revenue and operatingincome growth and capped at 100% of base salary.

                                   ----------

                   Executive Vice President, General Manager QSI Division Fiscal Year 2006
                   Bonus Plan

                  The bonus opportunity is up to 35% of base salary and is based upon the achievement of certain qualitative and quantitative goals related to both QSI division performance and other corporate objectives as approved by the Compensation Committee of the Board of Directors and the Board of Directors.

                                   ----------

                        Chief Financial Officer and Secretary
                                  Fiscal Year 2006
                                     Bonus Plan

                        The bonus opportunity for up to $66,000 in bonus payment
                  is related to the achievement of certain qualitative goals as approved by the Compensation Committee of the Board of Directors and the Board of Directors.